April 2, 2003

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

                                   EQUITY FUND
                    SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 1, 2003

     PROPOSED FUND REORGANIZATIONS

     The Board of Trustees of the Brundage, Story and Rose Investment Trust (the "Trust") have approved a proposal to reorganize the Brundage, Story and Rose Equity Fund and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (each a "Brundage, Story and Rose Fund" and collectively, the "Brundage, Story and Rose Funds") into the Old Westbury Capital Opportunity Fund and the Old Westbury Fixed Income Fund, each a series of the Old Westbury Funds, Inc., respectively. The Old Westbury Funds are advised by Bessemer Investment Management LLC, which is owned by Bessemer Trust Company, N.A., the same company that owns Brundage, Story and Rose, LLC, the adviser to the Brundage, Story and Rose Funds. If the shareholders of a Brundage, Story and Rose Fund approve the proposal, that Fund will liquidate by transferring substantially all of its assets and liabilities to the respective Old Westbury Fund. Shareholders of the Brundage, Story and Rose Fund will receive shares of the respective Old Westbury Fund equal in value to their shares of the Brundage, Story and Rose Fund as of the date of the reorganizations. The reorganizations are proposed to take place on or about June 6, 2003, subject to shareholder approval. Shareholders of record of each Brundage, Story and Rose Fund as of March 17, 2003 are scheduled to vote on the proposal at a special meeting of shareholders to be held on May 12, 2003. Shareholders of each Brundage, Story and Rose Fund will be mailed prospectus/proxy statements detailing the proposal on or about April 2, 2003.